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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

Annual Report
December 31, 2008

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a
Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MSP/Madison Strategic Sector Premium Fund

Table of Contents

Management’s Discussion of Fund Performance	1
Report of Independent Registered Public Accounting Firm	4
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Management Information	16
Dividend Reinvestment Plan	18

| Annual Report | December 31, 2008

MSP/Madison Strategic Sector Premium Fund

Management’s Discussion of Fund Performance

This past year has been an extremely trying one for virtually all equity portfolios and Madison Strategic Sector Premium Fund (the “Fund”) has been no exception. While we have always looked to own high-quality companies, the market was indiscriminate in its downslide and although option income was a plus, we could not maintain Fund value in this environment. That said, we have to recognize that we invest for the future and cannot change the past and we see some encouraging signs for the Fund. First of all, the option income potential for 2009 looks as bright now as any time in the Fund’s history and we like the valuations we are obtaining for our underlying securities. We have confidence that the history-making, massive federal interventions will eventually gain traction and that, as a result, we should see better results in 2009.

The year 2008 has already been memorialized as one of the worst calendar years for stocks in history, with the S&P 500 dropping -37.0%, its second worst annual loss in its history. Unlike some previous market drops, such as the dot.com crash of 2000-2002, this decline was broad and relatively indiscriminate, affecting all market sectors and capitalization ranges.

Virtually all risk assets were hammered in 2008 in the wake of broad economic problems, while a flight to safety concentrated positive returns among the most secure assets, primarily U.S. government issued Treasury securities. The stock market hit its annual high as trading opened in January, but it was far from clear that 2008 was going to be as bad as it turned out. At first it appeared the credit problems that were sparked by the subprime loan crisis might be contained, and by May 19 the market was nipping at new annual highs in the wake of a bailout plan for investment bank Bear Stearns. However, as the year progressed, the problems that began in the subprime mortgage area bloomed into a full fledged credit crisis, with the signature event being the collapse of Lehman Brothers investment bank in September. The credit crisis sent unexpected shock waves into virtually all areas of the global economy, sparking a worldwide economic slowdown and recession. As credit froze, highly leveraged firms began to spiral downward and many financial and industrial firms with household names found themselves on the brink—or over the brink—of insolvency.

Countering the crisis in the financial sector was a series of significant, even historically unprecedented, federal interventions. Beginning in January the Federal Reserve made the first of a series of rate cuts which, by the December cut, lowered the target federal funds rate to a range of 0% to 0.25%, the lowest in modern history. In addition to rate cuts, the Federal government has injected massive stimulus into the financial system in order to provide a solid base from which to repair balance sheets and normalize credit markets. These federal interventions were headlines throughout the year, including the bailout of Bear Stearns; what amounted to a federal acquisition of mortgage companies Fannie Mae and Freddie Mac; and the Congressional creation of the $700 billion TARP program. An additional large stimulus package is expected under the new presidential administration.

The S&P 500 hit its 2008 low on November 20 and rallied into the New Year with a 20% rise, but still closed the year 37% lower than it opened. All in all, it was one of the most tumultuous years ever for the U.S. financial system and markets and the result was widespread fear among investors and considerable uncertainty about the direction of the U.S. economy.

As of December 31, 2008, the Fund held 51 common stocks and the Fund’s managers wrote options which resulted in $21.5 million in premiums. The Fund generally writes “out-of-the-money” options and, as of December 31, 2008, 84% of the Fund’s 93 outstanding written (sold) stock options were still “out-of-the-money.” This should allow the Fund to appreciate in price should our equity positions rally.

We are pleased to report that Madison Strategic Sector Fund generated sufficient income in 2008 to return $1.50 per share to our shareholders in dividends by declaring $0.45 per share dividend in March, $0.375 per share dividend in June

Annual Report | December 31, 2008 | 1

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | continued

and September and $0.30 per share dividend in December. At the Fund’s traded market price of $8.75 per share on December 31, 2008 our dividend yield was 13.7%, our current annual yield based on the December 2008 distribution level. Dividends during 2008 represented earned net income and short term capital gains. The 2008 distributions did not include any return of capital.

The Fund’s NAV (net asset value per share) decreased $6.77 in 2008 from $17.52 to $10.75. This represented an NAV total return of -31.9%, versus -37.0% for the S&P 500 and -28.7% for the CBOE Buy Write (“BXM”) Index. At year end, MSP traded at $8.75 an 18.6% discount to its NAV of $10.75. The total return on a market price basis for the Fund was -36.2%, including the reinvestment of dividends for the year 2008. We believe the main reason we were able to outperform the S&P 500 during the year was significant income from the Fund’s call writing strategy. The main source for the performance gap with the BXM could be attributed to the fortunes of the underlying stocks. MSP tends to concentrate its holdings in the Consumer Discretionary, Financial, and Technology Sectors, all of which performed poorly in 2008. Furthermore, two of the best three performing sectors in the S&P 500 were Consumer Staples and Utilities and the Fund did not have any holdings in these sectors in 2008. Currently, we believe we have a portfolio of high-quality stocks trading at attractive prices on a number of valuation metrics.

From a sector perspective, MSP’s largest exposure was in the Consumer Discretionary Sector, followed by Financials, Health Care and Technology. We continue to remain absent from the Consumer Staples, Materials and Utilities Sectors.

Madison Asset Management’s stock picking strategy involves seeking a portfolio of common stocks that have favorable “PEG” ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” objective, as we look for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

2 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | concluded

Once we have selected attractive and solid names for the Fund, we employ our option writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. In addition, we believe that our concentration in the Consumer Discretionary and Retail, Technology, Medical Health and Pharmaceutical and Financial sectors provides opportunities for larger premiums than those that would come from other sectors or from writing index options. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Outlook

As we enter 2009, the U.S. economy, and most of the world, is mired in a severe recession. It is increasingly difficult to find reason for optimism in upcoming economic data. U.S. consumer confidence has fallen to generational lows. Manufacturers are paring back production and employment in anticipation of a prolonged recession. Unemployment rates are rising and likely to rise further. Credit remains tight and is only available to the most worthy of borrowers.

The process of de-leveraging, begun in 2007, will likely continue into 2009 and beyond. The financial sector de-leveraging, while well-advanced, has more room to run. Private sector corporate de-leveraging will likely be a less troublesome issue, as non-financial corporate balance sheets remain in good shape. The process of consumer de-leveraging, we fear, is still in its early stages and should only be magnified as the unemployment rate rises and the recession deepens.

Despite this, there are bright spots. The monetary and fiscal stimulus brought to bear so far is staggering and should eventually have its intended effect. Estimates of U.S. Government infusions into the banking industry alone are in the $1-$2 trillion range. And the $100 decline in the price of a barrel of crude could put up to $260 billion back in consumers’ pockets — a large stimulus in and of itself. After a gloomy first half, we expect the economy to begin to show signs of life in the second half of 2009.

On the option writing side, the VIX Index spiked as high as 80 in November, resulting in some of the most attractive option premiums since we started the Fund. Going forward, we believe this higher level of volatility will allow us to earn very attractive returns from writing options for the Fund.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2008
FOR MADISON STRATEGIC SECTOR PREMIUM FUND

% of net assets
Wells Fargo & Co	5.20%
Bed Bath & Beyond Inc.	4.89%
Cisco Systems, Inc.	4.35%
Kohl’s Corp.	3.89%
Target Corp.	3.88%
Powershares QQQQ	3.82%
Lowe’s Cos Inc.	3.80%
UnitedHealth Group	3.67%
Capital One Financial Corp.	3.58%
Apache Corp.	3.35%

Annual Report | December 31, 2008 | 3

MSP | Madison Strategic Sector Premium Fund

Report of Independent Registered Public Accounting Firm | December 31, 2008

To the Board of Trustees and Shareholders of Madison Strategic Sector Premium Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Strategic Sector Premium Fund (the “Fund”), as of December 31, 2008 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the three years in the period then ended and for the period from April 27, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the three years in the period then ended and for the period from April 27, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Chicago, Illinois
February 20, 2009

4 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund

Portfolio of Investments | December 31, 2008

Number of Shares		Value
	COMMON STOCKS: 115.1%
	CONSUMER DISCRETIONARY: 27.4%
167,200	American Eagle Outfitters, Inc.	$1,564,992
120,000	Bed Bath & Beyond Inc.*	3,050,400
60,500	Best Buy Co, Inc.	1,700,655
67,000	Coach Inc.*	1,391,590
30,300	Home Depot, Inc.	697,506
67,000	Kohls Corp.*	2,425,400
110,000	Lowe’s Cos, Inc.	2,367,200
105,000	Starbucks Corp.*	993,300
70,000	Target Corp.	2,417,100
60,000	Williams-Sonoma, Inc.	471,600
	CONSUMER SERVICES: 8.5%
95,000	eBay Inc.*	$1,326,200
60,000	Garmin Ltd.	1,150,200
4,000	Google Inc.-Class A*	1,230,600
67,000	Intuit Inc.*	1,593,930
	ENERGY: 10.1%
28,000	Apache Corp.	2,086,840
22,000	Schlumberger Ltd.	931,260
25,000	Transocean Ltd.	1,181,250
25,000	Unit Corp.	668,000
40,000	XTO Energy Inc.	1,410,800
	EXCHANGE TRADED FUNDS (ETF): 3.8%
80,000	Powershares QQQ	2,379,200
	FINANCIALS: 24.4%
35,000	Affiliated Managers Group, Inc.*	1,467,200
47,200	American Express Co.	875,560
6,000	Bank of America Corp.	84,480
70,000	Capital One Financial Corp.	2,232,300
130,000	Citigroup, Inc.	872,300
23,000	Franklin Resources Inc.	1,466,940
95,000	Marshall & Ilsley Corp.	1,295,800
65,000	Merrill Lynch & Co., Inc.	756,600
60,000	Morgan Stanley & Co.	962,400
50,000	State Street Corp.	1,966,500
110,000	Wells Fargo & Co.	3,242,800
	HEALTH CARE: 19.9%
43,100	Biogen Idec*	2,052,853
20,000	Genentech Inc.*	1,658,200
35,000	Medtronic Inc.	1,099,700
113,700	Mylan Inc.*	1,124,493
109,800	Pfizer Inc.	1,944,558
86,000	UnitedHealth Group	2,287,600
35,000	Waters Corp.*	1,282,750
24,000	Zimmer Holdings, Inc.*	970,080
	INSURANCE: 0.1%
25,000	MGIC Investment Corp.*	87,000
	SOFTWARE: 3.4%
40,000	Check Point Software Technologies Ltd.*	759,600
100,000	Symantec Corp.*	1,352,000
	TECHNOLOGY: 17.5%
60,000	Applied Materials, Inc.	607,800
166,200	Cisco Systems, Inc.*	2,709,060
100,000	Dell Inc.*	1,024,000
165,000	EMC Corp.	1,727,550
260,000	Flextronics International Ltd.*	665,600
60,000	Microsoft Corp.	1,166,400
30,000	Qualcomm Inc.	1,074,900
60,000	Yahoo! Inc.*	732,000
60,000	Zebra Technologies Corp.-Class A*	1,215,600
	TOTAL COMMON STOCKS (Cost $127,387,103)	$71,802,647
	SHORT-TERM INVESTMENTS:
	US TREASURY NOTE: 2.2.%
	Issued 1/31/2008 at 4.875%, due 1/31/2009. Proceeds at maturity are $1,350,000. (Cost $1,354,814)	1,354,814
	REPURCHASE AGREEMENT: 10.2%
	US Bank issued 12/31/08 at 0.01%, due 1/2/09, collateralized by $6,505,188 in Freddie Mac MBS #G11440 due 8/1/18. Proceeds at maturity are $6,377,353. (Cost $6,377,350)	6,377,350
	TOTAL INVESTMENTS: 127.5% (Cost $135,119,267)	79,534,811
	Liabilities Less Cash and Other Assets: (2.0%)	(1,234,412)
	Loan Outstanding: (16.0%)	(10,000,000)
	Total Call Options Written: (9.2%)	(5,759,913)
	Total Put Options Written: (0.3%)	(207,655)
	NET ASSETS: 100%	$62,332,831

*Non-income producing.

See notes to financial statements.

Annual Report | December 31, 2008 | 5

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | continued

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
100	Affiliated Managers Group, Inc.	March 2009	$ 45.00	$ 44,500
100	Affiliated Managers Group, Inc.	January 2010	50.00	72,000
500	American Eagle Outfitters, Inc.	February 2009	10.00	37,500
523	American Eagle Outfitters, Inc.	May 2009	12.50	28,765
300	American Eagle Outfitters, Inc.	August 2009	10.00	53,250
349	American Eagle Outfitters, Inc.	January 2010	12.50	43,625
172	American Express Co.	April 2009	25.00	11,180
300	American Express Co.	July 2009	22.50	59,250
280	Apache Corp.	April 2009	85.00	162,400
200	Applied Materials, Inc.	April 2009	10.00	27,000
400	Applied Materials, Inc.	January 2010	12.50	61,000
200	Bed Bath & Beyond, Inc.	May 2009	25.00	78,000
400	Bed Bath & Beyond, Inc.	August 2009	27.50	150,000
200	Bed Bath & Beyond, Inc.	January 2010	30.00	79,000
155	Best Buy Co., Inc.	June 2009	25.00	95,325
200	Best Buy Co., Inc.	June 2009	30.00	72,000
50	Best Buy Co., Inc.	January 2010	35.00	17,000
50	Biogen Idec	April 2009	50.00	18,750
136	Biogen Idec	July 2009	55.00	47,600
245	Biogen Idec	January 2010	55.00	139,650
200	Capital One Financial Corp.	January 2009	45.00	1,000
200	Capital One Financial Corp.	June 2009	35.00	118,000
200	Capital One Financial Corp.	January 2010	40.00	135,000
200	Check Point Software Technologies Ltd.	April 2009	20.00	28,500
200	Check Point Software Technologies Ltd.	July 2009	20.00	42,000
600	Cisco Systems, Inc.	January 2009	27.50	3,000
200	Cisco Systems, Inc.	April 2009	18.00	18,300
200	Cisco Systems, Inc.	January 2010	20.00	36,500
400	Citigroup, Inc.	February 2009	7.00	36,400
600	Citigroup, Inc.	March 2009	20.00	1,800
300	Citigroup, Inc.	June 2009	9.00	25,050
300	Coach Inc.	May 2009	25.00	57,750
200	Coach Inc.	August 2009	25.00	54,500
250	Dell Inc.	May 2009	14.00	8,750
250	Dell Inc.	August 2009	12.00	30,250
250	Dell Inc.	January 2010	15.00	23,500
350	eBay Inc.	April 2009	15.00	45,325
600	eBay Inc.	April 2009	17.00	38,700
350	EMC Corp.	April 2009	10.00	53,900
200	EMC Corp.	April 2009	12.00	13,200
500	EMC Corp.	July 2009	12.00	51,750
500	EMC Corp.	January 2010	12.50	73,500
500	Flextronics International Ltd.	January 2009	10.00	2,500
584	Flextronics International Ltd.	January 2009	12.50	2,920
230	Franklin Resources, Inc.	April 2009	70.00	136,850

See notes to financial statements.

6 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | continued

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
120	Garmin, Ltd.	July 2009	25.00	21,900
200	Genentech Inc.	January 2009	70.00	260,000
20	Google, Inc-Class A	March 2009	340.00	30,300
20	Google, Inc-Class A	June 2009	320.00	73,400
303	Home Depot, Inc.	February 2009	27.50	9,393
370	Intuit Inc.	July 2009	25.00	102,675
130	Kohl’s Corp.	April 2009	35.00	76,050
540	Kohl’s Corp.	April 2009	40.00	194,400
500	Lowe’s Cos, Inc.	April 2009	22.50	107,500
300	Lowe’s Cos, Inc.	April 2009	25.00	37,500
300	Lowe’s Cos, Inc.	January 2010	25.00	103,500
300	Marshall & Ilsley Corp.	June 2009	15.00	60,750
200	Medtronic Inc.	February 2009	35.00	14,500
300	Microsoft Corp	April 2009	19.00	69,450
300	Microsoft Corp	April 2009	20.00	54,750
200	Morgan Stanley & Co.	April 2009	14.00	80,000
200	Mylan, Inc.	July 2009	10.00	41,000
437	Mylan, Inc.	January 2010	12.50	83,030
200	Powershares QQQ	January 2009	29.00	24,200
300	Powershares QQQ	February 2009	31.00	29,850
300	Qualcomm Inc.	July 2009	37.50	121,500
220	Schlumberger Ltd.	May 2009	55.00	44,000
300	Starbucks Corp.	April 2009	10.00	31,500
350	Starbucks Corp.	July 2009	12.00	28,000
300	State Street Corp.	February 2009	45.00	62,250
200	State Street Corp.	May 2009	40.00	141,000
500	Symantec Corp.	April 2009	15.00	55,000
500	Symantec Corp.	January 2010	15.00	115,000
500	Target Corp.	April 2009	40.00	187,500
200	Target Corp.	April 2009	42.50	60,400
50	Transocean, Ltd.	May 2009	60.00	17,000
200	Transocean, Ltd.	August 2009	60.00	109,000
250	Unit Corp	March 2009	25.00	101,250
292	UnitedHealth Group	March 2009	22.50	159,140
568	UnitedHealth Group	March 2009	30.00	78,100
200	Waters Corp.	May 2009	45.00	31,500
150	Waters Corp.	January 2010	45.00	62,250
200	Wells Fargo & Co.	January 2009	27.50	68,000
900	Wells Fargo & Co.	January 2009	30.00	162,000
200	Williams-Sonoma, Inc.	February 2009	7.50	24,000
150	Williams-Sonoma, Inc.	May 2009	10.00	11,625
200	XTO Energy Inc.	February 2009	40.00	34,000
200	XTO Energy Inc.	May 2009	45.00	46,500
300	Yahoo! Inc.	April 2009	15.00	36,750
300	Yahoo! Inc.	July 2009	15.00	54,000

See notes to financial statements.

Annual Report | December 31, 2008 | 7

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | concluded

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
300	Zebra Technologies Corp. - Class A	May 2009	20.00	75,000
63	Zimmer Holdings, Inc.	January 2010	45.00	32,760

	Total Call Options Written (Premiums Received $6,424,881)			$5,759,913

	Put Options Written
238	Cisco Systems, Inc.	January 2009	25.00	207,655

	Total Put Options Written (Premiums Received $65,216)			$207,655

	Total Options Written (Premiums Received $6,490,097)			$5,967,568

See notes to financial statements.

8 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund

Statement of Assets and Liabilities | December 31, 2008

ASSETS
Investments, at value (Note 1 and 2)
Short term investments	$7,732,164
Investment securities	71,802,647
Total investments (cost $135,119,267)	79,534,811
Cash	576,887
Receivables
Investment securities sold	172,252
Dividends and interest	81,876
Total assets	80,365,826

LIABILITIES
Options written, at value (premiums received of $6,490,097)	5,967,568
Payables
Investment securities purchased	2,023,423
Loan outstanding	10,000,000
Interest on loan	23,004
Auditor fees	14,500
Independent trustee fees	4,500
Total liabilities	18,032,995

NET ASSETS	$62,332,831

Net assets consists of:
Paid in capital	110,738,120
Accumulated net realized gain on investments and options transactions	6,656,638
Net unrealized depreciation on investments and options transactions	(55,061,927)
Net assets	$62,332,831

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized,$.01 par value per share (Note 8)	5,798,291

NET ASSETS VALUE PER SHARE	$10.75

See notes to financial statements.

Annual Report | December 31, 2008 | 9

MSP | Madison Strategic Sector Premium Fund

Statement of Operations | For the year ended December 31, 2008

INVESTMENT INCOME (Note 2)
Interest income	$121,425
Dividend income	1,360,246
Other income	1,741
Total investment income	1,483,412

EXPENSES (Note 3)
Investment advisory	779,400
Interest on loan	375,489
Administration	24,360
Fund accounting	24,467
Auditor fees	23,500
Independent trustee fees	18,000
Other	67,937
Total expenses	1,313,153

NET INVESTMENT INCOME	170,259

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(3,373,497)
Options	16,835,486
Net unrealized depreciation on:
Investments	(42,097,917)
Options	(2,110,572)

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(30,746,500)

TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,576,241)

See notes to financial statements.

10 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund

Statements of Changes in Net Assets

For the period indicated

	Year Ended December 31,	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$170,259	$1,610,511
Net realized gain on investments and options transactions	13,461,989	9,238,861
Net unrealized depreciation on investments and options transactions	(44,208,489)	(16,268,220)
Total decrease in net assets resulting from operations	(30,576,241)	(5,418,848)

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(170,259)	(1,610,511)
From net capital losses	(8,527,177)	(8,787,412)
Total distributions	(8,697,436)	(10,397,923)

CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	--	1,200,283

TOTAL DECREASE IN NET ASSETS	(39,273,677)	(14,616,488)

NET ASSETS
Beginning of period	$101,606,508	$116,222,996
End of period	$62,332,831	$101,606,508

See notes to financial statements.

Annual Report | December 31, 2008 | 11

MSP | Madison Strategic Sector Premium Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31,			For the Period April 27, 2005[1]through December 31,
	2008	2007	2006	2005
Net asset value, beginning of period	$17.52	$20.25	$19.87	$19.10[2]
IInvestment operations:
Net Investment Income	0.03	0.28	0.06	0.03
Net realized and unrealized gain on investments and options transactions	(5.30)	(1.21)	2.12	1.68
Total from investment operations	(5.27)	(0.93)	2.18	1.71
Less distributions from:
Net investment income	(0.03)	(0.28)	(0.06)	(0.03)
Capital gains	(1.47)	(1.52)	(1.74)	(0.87)
Total distributions	(1.50)	(1.80)	(1.80)	(0.90)
Net asset value, end of period	$10.75	$17.52	$20.25	$19.87
Market value, end of period	$8.75	$15.53	$20.60	$20.28
Total investment return
Net asset value (%)	(31.94)	(5.07)	11.61	8.83
Market value (%)	(36.18)	(16.85)	11.30	5.29
Ratios and supplemental data
Net assets, end of period (thousands)	$62,333	$101,607	$116,223	$111,507
Ratios to Average Net Assets:
Total expenses, excluding interest expense (%)	1.07	0.98	0.98	0.97[3]
Total expenses, including interest expense (%)	1.50	0.98	0.98	0.97[3]
Net investment income, including interest expense (%)	0.19	1.41	0.33	0.25[3]
Ratios to Average Managed Assets:[4]
Total expenses, excluding interest expense (%)	0.96	--	--	--
Total expenses, including interest expense (%)	1.35	--	--	--
Net investment income, including interest expense (%)	0.17	--	--	--
Portfolio turnover (%)	41	93	64	49
Senior Indebtedness
Outstanding balance, end of period (thousands)	10,000	--	--	--
Average outstanding balance during the period (thousands)	9,706	--	--	--
Average fund shares during the period (thousands)	5,798	--	--	--
Average indebtedness per share	1.67	--	--	--
Asset coverage per $1,000 of indebtedness	7,233[5]	--	--	--

1Commencement of operations.
2Before deduction of offering costs charged to capital.
3Annualized.
4Managed assets is equal to net assets plus average outstanding leverage.
5Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

12 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund

Notes to Financial Statements | December 31, 2008

Note 1 – Organization.

Madison Strategic Sector Premium Fund (the “Fund”) was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of the Fund’s Investment Advisor, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Trustees shall determine in good faith to reflect its fair value. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

The Funds adopted Financial Accounting Standards Board Statement No. 157, Fair Value Measurements (FAS 157) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

  Level 1: Quoted prices in active markets for identical securities
  Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1:Quoted prices	$71,802,647	$(5,967,568)
Level 2:Other significant observable inputs	7,732,164	--
Level 3:Significant unobservable inputs	--	--
Total	$79,534,811	$(5,967,568)
* Consists of call options written.

Annual Report | December 31, 2008 | 13

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreement

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

Note 3 – Investment Advisory Agreement and Other Transactions with Affiliates.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc. (collectively “the Advisor”), the Advisor, under the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Fund will pay the Advisor a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets.

Under a separate Services Agreement, effective April 26, 2005, the Advisor provides fund administration services, fund accounting services, and arranges to have all other necessary operational and support services, for a fee, to the Fund. Such services include Transfer Agent, Custodian, Legal, and other operational expenses. These fees are accrued daily and shall not exceed 0.18% of the Fund’s average daily net assets. The Advisor assumes responsibility for payment of all expenses greater than 0.18% of average daily net assets for the first five years of the Fund’s operations, other than investment expenses such as brokerage commission costs or interest on loans.

Note 4 – Federal Income Taxes.

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the year ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Information on the tax components of investments, excluding option contracts, as of December 31, 2008 is as follows:

Aggregate Cost	$135,119,267
Gross unrealized appreciation	496,116
Gross unrealized depreciation	(56,080,572)
Net unrealized depreciation	$(55,584,456)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to short-term capital gains in the amount of $8,527,177 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

For the years ended December 31, 2008 and 2007, the tax character of distributions paid to shareholders was $8,697,436 of ordinary income for 2008 and $10,928,820 of ordinary income and $99,103 of long-term capital gains for 2007, respectively. The Fund designates 9.15% of dividends declared from net investment income and short-term capital gains during the year ended December 31, 2008 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

14 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

Accumulated net realized gains	$ 6,656,638
Net unrealized depreciation on investments	(55,061,927)
$(48,405,289)

Note 5 – Investment Transactions.

During the year ended December 31, 2008, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $65,676,553 and $39,486,466, respectively. No long term U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the year ended December 31, 2008 were as follows:

	Number of Contracts	Premiums Received
Options outstanding beginning of period	22,198	$6,465,826
Options written	70,720	21,536,296
Options expired	(26,327)	(8,065,667)
Options closed	(31,574)	(10,455,010)
Options assigned	(8,422)	(2,991,348)
Options outstanding end of period	26,595	$6,490,097

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of December 31, 2008.

In connection with the Fund’s dividend reinvestment plan for the year ended December 31, 2007, the Fund issued 59,805 shares for a total reinvestment of $1,200,283. There were no shares reinvested for the year ended December 31, 2008.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Leverage.

The Fund has a $25 million revolving credit facility with a bank to permit it to leverage its portfolio under favorable market conditions. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. During the year ended December 31, 2008, the Fund had total draws on the facility of $29,219,000 and has paid back $19,219,000 of those draws. The Fund has paid interest of $352,485 during 2008 and owes $23,004 in interest at year-end.

Note 10 – Accounting Pronouncements.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Annual Report | December 31, 2008 | 15

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | concluded

Results of Shareholder Vote (unaudited). The Annual Meeting of shareholders of the Fund was held on July 21, 2008. At the meeting, shareholders voted on the election of two trustees, Frank E. Burgess and Lorence D. Wheeler. The votes cast in favor of election for Mr. Burgess were 4,797,609 with 125,374 shares withheld. The votes cast in favor of election for Mr. Wheeler were 4,804,601 with 118,382 shares withheld. The other trustees of the Fund whose terms did not expire in 2008 are Philip E. Blake, James R. Imhoff, Jr. and Katherine L. Frank.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Management Information | December 31, 2008

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996

Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).

				All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.

Interested Trustee*

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 13 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Capitol Bank, FSB; American Riviera Bank.

16 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund | Management Information | concluded

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Ray DiBernardo 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since April 2005	Vice President of Madison Investment Advisors, Inc.	Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992

Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for the Advisor, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.

				All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Fund are employees and/or owners of Madison Investment Advisors, Inc, parent company of Madison Asset Management, LLC. Since Madison Asset Management, LLC serves as the investment advisor to the Fund, each of these individuals is considered an “interested person” of the Fund as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2008 is available to you upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

Annual Report | December 31, 2008 | 17

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Dividend Reinvestment Plan | December 31, 2008

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, Inc. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

18 | Annual Report | December 31, 2008

MSP | Madison Strategic Sector Premium Fund

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, Inc., 250 Royall St., Canton, MA 02021, Phone Number: (781) 575-4523.

Annual Report | December 31, 2008 | 19

MSP | Madison Strategic Sector Premium Fund

This page was left blank intentionally.

20 | Annual Report | December 31, 2008

Board of Trustees

Philip E. Blake
Frank Burgess
James Imhoff, Jr.
Katherine Frank
Lorence Wheeler

Officers

Katherine L. Frank
President
Frank Burgess
Senior Vice President
Ray DiBernardo
Vice President
Jay Sekelsky
Vice President
Greg Hoppe
Chief Financial Officer
& Treasurer
W. Richard Mason
Secretary, General Counsel &
Chief Compliance Officer

Investment Advisor
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Administrator
Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
Custodian
US Bank NA
Milwaukee, Wisconsin
Transfer Agent
Computershare Investor Services, LLC
Chicago, Illinois
Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom, LLP
Chicago, Illinois
Independent Registered
Public Accounting Firm
Grant Thornton LLP
Chicago, Illinois

Privacy Principles of Madison Strategic Sector Premium Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about the shareholders to Madison Asset Management, LLC and Madison Investment Advisors, Inc. employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

Question concerning your shares of Madison Strategic Sector Premium Fund?

  If your shares are held in a Brokerage Account, contact your Broker
  If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent: Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, Illinois 60602   781-575-4523

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In July 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principle executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principle executive and principle financial officer have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WISCONSIN 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

(a) The Madison Strategic Sector Premium Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2005.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Strategic Sector Premium Fund  Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2008, Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Philip E. Blake who served in that capacity from August 2007 through July 2008.

Item 4. Principal Accountant Fees and Services.

(a) Total audit fees paid to the registrant's principal accountant for the fiscal year ended December 31, 2007 were approved  not to exceed $25,000 (plus typical expenses in connection with the audit such as postage, photocopying, etc.).  For the fiscal year ended December 31, 2008, this amount was $25,250. The registrant is affiliated with the Madison Mosaic family of open-end investment companies which paid the registrant's principal accountant an additional $86,500 and $88,500, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None incurred during the period covered by this report.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Philip Blake, James Imhoff and Lorence Wheeler.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.  The firm has retained the firm of Glass Lewis & Co. to serve in this capacity.  All investment company Boards for which we provide investment management services have requested we utilize the recommendations of Glass Lewis & Co. in cases of conflicts of interest.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above...

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of Madison Investment Advisors, Inc., is responsible for the day-to-day management of the registrant.  The Advisor to the registrant, Madison Asset Management, LLC, is a wholly owned subsidiary of Madison Investment Advisors, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, Mr. Burgess was involved in the management of the following accounts:

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts
Frank Burgess	Registered investment companies	3* (including the Trust)	$214,364,000	None identified. Note that of the three funds managed, the Madison Institutional Equity Option Fund, an open-end series of Madison Mosaic Equity Trust ("MADOX"), with investment strategies similar to the Trust, contains a fulcrum fee that rewards Madison Asset Management, LLC if MADOX outperforms the BXM Index and penalizes the advisor for underperforming such index. As of the date of this filing, MADOX assets were approximately $4 million. The advisor's compliance program includes procedures to monitor trades by MADOX, the Trust and other funds managed by the portfolio manager.
	Other pooled investment vehicles	None	None	None identified
	Other accounts	None	Not applicable	None identified

*Except as disclosed above with regard to MADOX, the advisory fee was not based on the performance of any of these accounts.

(a) (3) Compensation.

All compensation is measured and paid on an annual, calendar year basis. The portfolio manager is a majority owner of the registrant's investment advisor and does not receive "incentive" compensation.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the "Other Accounts" mentioned in the chart above)
Frank Burgess	We believe investment professionals should receive compensation for the performance of our client's accounts, their individual effort, and the overall profitability of the firm. The manager is a controlling shareholder of Madison Investment Advisors, Inc. and participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. We believe our portfolio managers' goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.	Not applicable.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2008, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison Strategic Sector Premium Fund	$100,001 - $500,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  During the 6-month period covered by this report, a total of 73,226 shares in the amount of $730,474 were purchased by on or behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b)Average Price Paid per Share (or Unit)	(c)Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 to July 31, 2008)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #2 (August 1 to August 30, 2008)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #3 (September 1 to September 30, 2008)	39,547*	10.542066	416,907*	Unlimited for dividend reinvestment plan (see footnote below)
Month #4 (October 1 to October 31, 2008)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #5 (November 1 to November 30, 2008)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #6 (December 1 to December 31, 2008)	33,679*	9.31042*	313,567*	Unlimited for dividend reinvestment plan (see footnote below)
Total	73,226*	9.98*	730,474*	Unlimited for dividend reinvestment plan (see footnote below)

*Note to Item 9:  As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan.  The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.  All shares purchased were purchased on the open market for shareholder benefit in the Dividend Reinvestment Plan.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Secretary

Date: February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 20, 2009

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 20, 2009